SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report February 24, 2006
(Date of earliest event reported January 30, 2006)
FINITY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28445	11-3210792
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

432 Park Avenue South
13th Floor
New York, NY 10016
(Address of principal executive offices)
Registrant’s telephone number, including area code (212) 340-9100

5155 Financial Way
Mason, OH 41042
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report amends the Form 8-K of Finity Holdings, Inc., dated February 3, 2006, by providing the financial statements required under Item 9.01.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

See Exhibit 99.1

(b) Pro forma Financial Information

See Exhibit 99.2

(d) Exhibits

Exhibit Number	Description
99.1	Flagship Healthcare Management, Inc. Financial Statements (unaudited) as of and for the years ended December 31, 2004 and 2003.
99.2
Condensed Balance Sheet, Statements of Operations, Statement of Stockholders' Deficit and Statements of Cash Flows (unaudited) as of the three and nine months ended September 30, 2004 and 2005 and for the period from inception (July 9, 2002) to September 30, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2006

FINITY HOLDINGS, INC.

By:	/s/ Fred F. Nazem
Name: Fred F. Nazem
Title: Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Flagship Healthcare Management, Inc. Financial Statements (unaudited) as of and for the years ended December 31, 2004 and 2003.
99.2
Condensed Balance Sheet, Statements of Operations, Statement of Stockholders' Deficit and Statements of Cash Flows (unaudited) as of the three and nine months ended September 30, 2004 and 2005 and for the period from inception (July 9, 2002) to September 30, 2005.